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                                                                    EXHIBIT 10.4
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                                RIGHTS AGREEMENT

         THIS RIGHTS AGREEMENT (this "Agreement") is made this 16th day of October 2001, between PROSOFTTRAINING.COM, a Nevada corporation (the "Company"), and HUNT CAPITAL GROWTH FUND II, L.P., a Delaware limited partnership (the "Purchaser").

                                R E C I T A L S:

         WHEREAS, the Company and the Purchaser have entered into that certain Securities Purchase Agreement (the "Purchase Agreement") of even date herewith whereby the Purchaser shall purchase from the Company a subordinated secured convertible note (the "Note"); and

         WHEREAS, in connection with the Purchaser's execution of the Purchase Agreement and its purchase of the Note, the Company agrees to grant a profits interest (the "Right") to the Purchaser upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual agreement set forth herein, the parties hereto hereby agree as follows:

         1.   Definitions.

              1.1 Affiliate -- means, at any time, a Person (other than the Purchaser):

                       (a) that directly or indirectly through one or more
                  intermediaries Controls, or is Controlled by, or is under common Control with, the Company;

                       (b) that beneficially owns or holds five percent (5%) or
                  more of any class of the Common Stock;

                       (c) five percent (5%) or more of the voting stock (or in
                  the case of a Person that is not a corporation, five percent (5%) or more of the equity interest) of which is beneficially owned or held by the Company or a subsidiary; or

                       (d) that is an officer or director (or a member of the
                  immediate family of an officer or director) of the Company or any subsidiary, at such time.

              1.2 Control -- means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

              1.3 Common Stock -- shall mean the Common Stock, $.001 par value, of the Company.

              Market Price -- shall mean, with respect to any Security, on any date, the closing bid price per unit of such Security on the principal securities exchange or trading market where such Security is listed or traded or, if the foregoing does not apply, the closing bid price of such Security in the over-the-counter market on the electronic bulletin board for such Security or, if no trading price is

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reported for such Security, then the bid price of any market makers for such
Security as reported in the "Pink Sheets" by National Quotation Bureau, Inc.

              1.5 Fair Market Value - (x) of any Security of a Person other than the Company shall mean, on any date, the Market Price of such Security; provided, if on any such date the price of such Security is not quoted by any
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organization referred to in the definition of Market Price, an amount which is determined in good faith by the Board of Directors of the Company or if the Purchaser objects to such determination, by the Valuation Agent (the "Determined Value") and (y) for any other asset or right of indebtedness, the Determined Value. Such Valuation Agent's determination of the Fair Market Value (if used) shall be binding upon the Company and its stockholders. Notwithstanding the foregoing, in the event a Security of a Person other than the Company (a) comprises any or all of the consideration for a Liquidation Event described in Sections 1.6(a) or (b), whether the amount of such consideration is expressed as a fixed amount of Securities or as an exchange ratio (b) is exchanged pursuant to an acquisition instrument and (c) the acquisition instrument sets forth a stated price for such Security, whether individually or in the aggregate, then the Fair Market Value for such Security will be such stated value.

              1.6 Liquidation Event -- shall mean any of the following occurrences (whether in one or a series of integrated transactions):

                           (a) a sale of all or substantially all of the assets of the Company;

                           (b) other than a transaction involving the Company's issuance of Common Stock for which the Company's shareholders do not participate in pro rata (a "Company Issuance"), any merger, consolidation, tender offer, shareholder stock sale of the Company or any other transaction, which would result in the voting securities of the Company outstanding immediately prior thereto to no longer representing more than seventy percent (70%) of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such transaction; provided, however, that
                                                         -----------------
         a merger or consolidation effected to implement a redomestication or recapitalization of the Company (or similar transaction) shall not constitute a Liquidation Event;

                           (c) a Company Issuance which results in one or more Persons acting together acquiring thirty percent (30%) or more of the combined voting power of the voting securities of the Company;

                           (d) a liquidation or dissolution of the Company; or

                           (e) (A) the Company shall commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company shall make a general assignment for the benefit of its creditors; or
         (B) there shall be commenced against the Company any case, proceeding or other action of a nature referred to in clause (A) above which results in the entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for a period of sixty days; or (C) there shall be commenced against the Company any case, proceeding or other action seeking issuance of a


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         warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty days from the entry thereof; or (D) the Company shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B), or (C) above.

              1.7 Net Proceeds -- means, with respect to any Liquidation Event, the total Fair Market Value of all Property received as proceeds by the stockholders of the Company and/or the Company, as applicable, minus reasonable out of pocket transaction costs and expenses (other than any taxes of any kind payable with respect to the transaction) incurred by the Company in connection therewith. For purposes of a Liquidation Event which is described in Section 1.6(e) above, the term "Net Proceeds" shall be deemed to be less than $10,000,000. For purposes of a Liquidation Event which is described in Section 1.6(c) above where the Net Proceeds are paid to the Company for a new stock issuance and the stockholders of the Company do not receive any consideration, the Net Proceeds shall be calculated as the "pre-money" valuation of the Company utilized in such stock issuance.

              1.8 Person -- means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind

              1.9 Property -- means any amount of cash or any interest in any land or property or asset, whether real, personal or mixed, and whether tangible or intangible.

              1.10 Right -- means and includes any warrant, option or other right, to acquire Common Stock and including, without limitation, any right which, pursuant to the provisions of any Security, is convertible or exchangeable into Common Stock.

              1.11 Security -- shall have the meaning specified in section 2(l) of the Securities Act of 1933, as amended

              1.12 Valuation Agent -- means an investment banking firm or appraisal firm (which firm shall own no Securities of, and shall not be an Affiliate, subsidiary or a related Person of, the Company) of recognized national standing retained by the Company acceptable to the Purchaser.

         2. Right. Contemporaneously with a Liquidation Event, the Company shall deliver to the Purchaser out of the Net Proceeds therefrom the Right in cash, Property and/or Securities (to the same extent the stockholders of the Company and/or the Company receives cash, Property and/or Securities as all or as part of the Net Proceeds), as determined by the following formula:

                           a. if the Net Proceeds are less than or equal to $10,000,000, the Right shall be equal to $4,500,000;

                           b. if the Net Proceeds are greater than or equal to $60,000,000, but less than $145,000,000, the Right shall be equal to $1,000,000;

                           c. if the Net Proceeds are greater than or equal to $145,000,000, the Right shall be zero; or



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                           d. if the Net Proceeds are greater than $10,000,000
         and less than $60,000,000, the Right to be received shall be calculated on a pro rata basis between $4,500,000 and $1,000,000. By way of illustration only, if the Net Proceeds are $20,000,000, the Right shall be equal to $3,800,000.

         3. Right of First Refusal. In the event that both (a) the Purchaser receives a bona fide offer from a third party (the "Offeror") to assign to the Offeror all of the Purchaser's right, title and interest in this Agreement (the "Purchaser's Interest") and (b) the Offeror will not, at the consummation of the proposed transfer, also hold all of the Purchaser's right, title and interest in the Note, then the Purchaser hereby agrees to give written notice of such offer (the "Offer Notice") to the Secretary of the Company setting forth the name of the Offeror, the consideration to be paid for the assignment and transfer of the Purchaser's Interest, and such other terms and conditions of the proposed transfer that the Purchaser deems, in good faith, to be material. On receipt of the Offer Notice, the Company will have the exclusive right and option exercisable by providing written notice of acceptance (the "Acceptance Notice") at any time during a period of fifteen (15) calendar days from the date of its receipt of the Offer Notice, to purchase the Purchaser's Interest upon the same terms and conditions as proposed by the Offeror. If all or any portion of the proposed consideration for the Purchaser's Interest is other than cash, the Company may elect to pay the Purchaser the Fair Market Value of such consideration in cash. If the Company does not provide an Acceptance Notice within the time limit proscribed or if the Company provides written notice that it is declining the Offer Notice, then the Purchaser may transfer the Purchaser's Interest to the Offeror pursuant to the terms of the offer, after which the Offeror will be deemed to be the "Purchaser" under the terms of this Agreement and will hold the Purchaser's Interest subject to all of the terms and conditions hereof. In the event that the Offeror fails to complete the purchase of the Purchaser's Interest within seventy (70) days after the Offer Notice, any subsequent offers for the Purchaser's Interest must be made pursuant to the terms of this Agreement.

         4. Miscellaneous.

                  4.1 Notices. All notices, demands and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or such other address as such party may hereafter specify for the purpose to the other parties. Each such notice, demand or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature page hereof, (ii) if given by mail, four days after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in or pursuant to this Section.

                  4.2 No Waivers; Amendments.

                      (a) No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                      (b) Any provision of this Agreement may be amended, supplemented or waived if, but only if, such amendment, supplement or waiver is in writing and is signed by the Company and the Purchaser, or the Purchaser's permitted successors or assigns.

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                  4.3 Successors and Assigns. This Agreement shall be binding upon the Company and upon the Purchaser and their respective successors and assigns; provided that the Company shall not assign or otherwise transfer its
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rights or obligations under this Agreement to any other Person without the prior written consent of the Purchaser. Subject to Section 3 above, this Agreement and all rights and obligations hereunder shall be freely assignable by the Purchaser.

                  4.4 Texas Law; Submission to Jurisdiction; Waiver of Jury Trial; Appointment of Agent. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS AND OF ANY TEXAS STATE COURT SITTING IN DALLAS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  4.5 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated unless a failure of consideration would result thereby.

                  4.6 Counterparts. This Agreement may be executed by telecopy signature and in any number of counterparts each of which shall be an original with the same effect as if the signatures there to and hereto were upon the same instrument.

                            (Signature Page Follows)






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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers, as of the date first above written.

                                PROSOFTTRAINING.COM

                                By:
                                   -------------------------------------------
                                Name: Jerrell M. Baird
                                Title: Chief Executive Officer

                                Address:   3001 Bee Caves Road, Suite 300
                                           Austin, Texas  78746
                                Telephone: (512) 328-6140
                                Fax:       (512) 328-5239
                                Attn:      Chief Executive Officer

                                HUNT CAPITAL GROWTH FUND II, L.P.

                                By:   HUNT CAPITAL GROWTH, L.P.
                                      its general partner

                                      By:  HUNT CAPITAL
                                           MANAGEMENT, L.L.C., its
                                           general partner

                                           By:
                                               -------------------------------
                                           Name:  J.R. Holland, Jr.
                                           Title: President

                                Address:   4000 Thanksgiving Tower
                                           1601 Elm Street
                                           Dallas, Texas 75201
                                Telephone: (214) 720-1600
                                Fax:       (214) 720-1662
                                Attn.:     Thomas J. Fowler, Esq.



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